UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 7, 2010

APEXTALK HOLDINGS INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-153838	26-1402471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

637 Howard Street San Francisco, CA 94105
(Address of principal executive offices) (Zip Code)

(888) 228-2829
 (Registrant’s telephone number, including area code)

–––––––––––––––– Copies to: Richard I. Anslow, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

The Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Moreover, we operate in a very competitive and rapidly changing environment.  New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01.Entry into a Material Definitive Agreement.

As more fully described in Item 2.01 below, Apextalk Holding, Inc. (hereinafter referred to as “we”, “us,” “our” or the “Company”) entered into a Share Transfer Agreement dated December 16, 2009 (the “Transfer Agreement”) with Ms. Weiling Liang, and Mr. Yu Chen, as previously disclosed on the Company’s current report on Form 8-K filed on April 23, 2010. Pursuant to the Transfer Agreement, each of Weiling Liang and Yu Chen respectively owns 78% and 22% of the issued and outstanding common shares of Guangdong Yi An Investment Consulting Co., Ltd (“Yi An”), a company organized under Chinese laws and engaged in financial consulting, investment advisory, management consulting, and business information consulting. Pursuant to the Transfer Agreement, Weiling Liang will transfer 29% of Yi An’s issued and outstanding common shares to the Company at an aggregate purchase price of $2,270,000, and Yu Chen will transfer 22% of Yi An’s issued and outstanding common shares to the Company at an aggregate purchase price of $1,730,000 (each the “Purchase Price,” collectively the “Aggregate Purchase Price”). The Transfer Agreement was approved by the Chinese government on March 9, 2010.

A copy of the Transfer Agreement is included as Exhibit 2.1 to this Current Report and is hereby incorporated by reference. All references to the Exchange Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

The directors of the Company have approved the Exchange Agreement and the transactions contemplated thereunder.

Item 2.01   Completion of Acquisition or Disposition of Assets

On December 16, 2009, we entered into a transfer agreement by and among the Company, Yi An, Ms. Weiling Liang, and Mr. Yu Chen. The Transfer Agreement was approved by the Chinese Government on March 9, 2010.  Pursuant to the terms of the Transfer Agreement, Weiling Liang transferred 29% of Yi An’s issued and outstanding common shares to the Company at an aggregate purchase price of $2,270,000, and Yu Chen transferred 22% of Yi An’s issued and outstanding common shares to the Company at an aggregate purchase price of $1,730,000.

With the unanimous written consent of the board of directors of the Company, on June 7, 2010 the Yi An Shareholders received an aggregate of $4,000,000.  In exchange, the Company acquired 51% of the issued and outstanding common stock of Yi An (the “Closing”).  As a result of the Closing, Yi An became a subsidiary of the Company.

BUSINESS

Overview

Yi An was founded in September 2009 and is located in Guangzhou, Guangdong Province in the People’s Republic of China ( the “PRC”).  Yi An is a consulting company which engages in financial consulting, investment advisory, management consulting, and business information consulting.  Yi An provides various services to its clients, including generating customer credit information for use by short term lenders, and helping clients to establish and improve internal controls and compliance systems and procedures.

Our net income for the three months ended March 31, 2010 was $305,782 (unaudited). Our operating expenses for the three months ended March 31, 2010 was $112,517.

Historical Sales and Income Summary

3/31/2010
Consultancy Fees Earned, Net	(Unaudited)
From a related Company	539,787

Operating Expenses	112,517

Income from Operations	427, 270

Other Expenses	(121,488)

Net Income	305,782

Organization

Yi An is an  investment consulting company that was formed in September of 2009.  Yi An is located in Guangdong Province of the PRC.  Yi An provides various services to clients through financial consulting, investment advisory, management consulting, and business information consulting.

Services and Development

Yi An focuses on pursuing profitable business opportunities and providing quality products and services to its clients.  The company pursues stable and high market value and thrives on competition within its own industry.  Yi An focuses on providing the following services to its clients:

1. Macroeconomic Research
2. Research on the Development of the Financial Industry
3. Financial Markets Research
4. Corporate Development Strategic Consulting
5. Market Development and Management Consulting
6. Marketing Strategy Consulting
7. Reorganization and Business Process Optimization
8. Credit Risk Management Consulting
9. Design of HR Development Plans
10 HR Management Consulting
11. Corporate Investment Consulting
12. Corporate Financial Advisory

Growth Strategy

Yi An will create value for clients through the development of specialized, differentiated products and services, based on foreign and domestic advanced management standards and techniques, and by continuous monitoring and analysis of the management industry in China. Yi An will strengthen communications and cooperation with clients in various areas, such as management consulting, investment advisory, financial consulting, structuring of strategic development plans, education and training, information and media, and management philosophy.

Major Clients

Guangzhou China Royal Pawn Co. Ltd. (hereinafter as “China Royal”)
China Royal was established in November 2008 as a financial institution operating in the short-term loan business.  It is sponsored by the Guangdong SME Financing Promotion Association, the first financial service association in China, membership in which includes, large banks, credit guarantee institutions, investment agencies, well-known companies, scientific research centers and other associations.  The SME Financing Promotion Association aims to solve the difficulties in financing of SMEs, and has enlisted the active support of the Guangzhou Foreign Trade and Economic Cooperation Bureau and the Guangdong Foreign Trade and Economic Cooperation Bureau. China Royal has more than 100 employees and nearly RMB 130 million of assets.  It generated RMB 11.25 million of income in 2009, and approximately RMB 19 million from January to April in 2010.

Zhongdan Investment and Credit Guarantee Co., Ltd.(hereinafter ZICG)
ZICG was established in Beijing 2003, started by several member companies of Beijing Youth Entrepreneurs Association, and approved by General Administration for Industry and Commerce, and was a shareholding professional Credit Guarantee Corporation, with a registered capital of RMB 450 million.

Dongguan Yuerong Guarantee Co., Ltd. (hereinafter as “Yuerong”)
Yuerong was established on February 20, 2008, with a registered capital of RMB 100 million, sponsored by the entrepreneurs from the members of the Dongguan Furniture Association and Dongguan Private Enterprises Association, to provide commercial financing guarantee and services. As a member of Dongguan Chamber of Commerce, Yuerong is focusing on supporting the leading companies from various sectors, building up a link between the companies and banks, proving services to SMEs, taking advantage of the resources of Dongguan Furniture Association and Dongguan Chamber of Commerce.

Properties

The corporate headquarters of Yi An is located at Suite 2716, Profit Plaza, No. 76 West Huangpu Road, Guangzhou, China.

Item 9.01  Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

The Audited Consolidated Financial Statements of Guangdong Yi An Investment Consulting Company Limited as of December 31, 2009 filed as Exhibit 99.1 to this current report.

The Unaudited Condensed Consolidated Financial Statements of Guangdong Yi An Investment Consulting Company Limited as of March 31, 2010 are filed as Exhibit 99.2 to this current report.

(b)  Pro Forma Financial Information.

None.

(c)  Shell Company Transactions.

None.

(d)  Exhibits.

Exhibit No.	Description

2.1	Share Transfer Agreement by and among Apextalk Holding Inc., Weiling Liang, and Yu Chen *

99.1	The Audited Consolidated Financial Statements of Guangdong Yi An Investment Consulting Company Limited as of December 31, 2009 and 2008

99.2	The unaudited Condensed Consolidated Financial Statements of Guangdong Yi An Investment Consulting Company Limited as of March 31, 2010

*Attached as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APEXTALK HOLDING, INC.

Date: June 11, 2010	By:	/s/ Hui Liu
Hui Liu Chief Executive Officer